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                     PAINEWEBBER MANAGED INVESTMENTS TRUST
                        PAINEWEBBER UTILITY INCOME FUND

                 Supplement to Prospectus dated August 1, 1999

                                                              February 14, 2000

Dear Investor,

  This is a supplement to the Prospectus dated August 1, 1999, for PaineWebber Utility Income Fund ("Utility Income Fund"), a series of PaineWebber Managed Investments Trust. The purpose of this supplement is to notify shareholders about the proposed merger of Utility Income Fund into another mutual fund, and the related suspension of new purchases effective March 1, 2000.

  On February 10, 2000, Utility Income Fund's board of trustees approved the submission to shareholders for their approval of an Agreement and Plan of Reorganization and Termination ("Plan"), under which Utility Income Fund would transfer substantially all of its assets and liabilities to PaineWebber Balanced Fund ("Balanced Fund"), an open-end mutual fund and a series of PaineWebber Master Series, Inc. If the proposed merger is approved, shareholders of Utility Income Fund will receive shares of Balanced Fund in exchange for their shares of Utility Income Fund, and Utility Income Fund will cease operations.

  Balanced Fund's investment objective is to achieve high total return with low volatility. The Fund seeks to achieve its objective by allocating its investments among stocks, bonds, and money market instruments. The Fund normally invests in each asset class but it always keeps at least 25% of its total assets in a combination of bonds and cash. Balanced Fund does not concentrate its investments in specific industries.

  The Plan requires the approval of Utility Income Fund's shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or about June 12, 2000. If the Plan is approved by the shareholders of Utility Income Fund and certain conditions required by the Plan are met, the merger is expected to become effective by June 23, 2000.

  Effective March 1, 2000, the Utility Income Fund will be closed to new purchases and exchange purchases (except for purchases through existing automatic investment and dividend reinvestment plans).